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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 5, 2002




                        THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)


 Delaware                              1-15967              22-3725387
(State or other jurisdiction          (Commission           (I.R.S.
Employer of incorporation)             File Number)         Identification No.)


103 John F. Kennedy Parkway, Short Hills NJ                           07078
-------------------------------------------                          --------
 (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (973) 921-5500


(Formerly located at One Diamond Hill Rd., Murray Hill, NJ 07974,(908-665-5500.)
          (Former name or former address, if changed since last report)








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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On December 5, 2002, the registrant announced that it had entered into a definitive agreement to acquire Hoover's, Inc. The registrant's press release dated December 5, 2002 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit No.                Description of Exhibit

 99.1                      Press release dated December 5, 2002

                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Dun & Bradstreet Corporation
                                           By /s/David J. Lewinter
                                           --------------------------------
                                           David J. Lewinter
                                           Senior Vice President, General
                                           Counsel & Corporate Secretary



DATE: December 5, 2002